LOAN AGREEMENT


                                     between


                  CENTURY CASINOS AFRICA (PROPRIETARY) LIMITED


                                       and


                CALEDON CASINO BID COMPANY (PROPRIETARY) LIMITED


                                       and


               CALEDON OVERBERG INVESTMENTS (PROPRIETARY) LIMITED


                                       and


             CENTURY CASINOS INC. (for purposes of clause 14.6 only)




1     INTERPRETATION


           In this agreement, clause headings are for convenience and shall not be used in its interpretation and, unless the context clearly indicates a contrary intention, -

1.1        an  expression  which  denotes  -

1.1.1      any  gender  includes  the  other  genders;

1.1.2 a natural person includes an artificial or juristic person and vice versa;
1.1.3      the  singular  includes  the  plural  and  vice  versa;

1 .2       the  following  expressions  shall  bear the meanings assigned to them below  and  cognate  expressions  bear  corresponding meanings  -
1 .2.1    "Century  advance  date" -  the first business day after the date on which  the  suspensive  conditions  are  fulfilled;

          "COIL  advance  date"  -  the  date  on  which  transfer  of  the properties into the name of the borrower is registered in terms of the business agreements;

1.2.2     "the/this  agreement"  - the loan agreement as set out herein together with  all
           annexures  hereto;

1.2.3 "borrower" - Caledon Casino Bid Company (Proprietary) Limited, a private company with limited liability duly incorporated in the Republic of South Africa with registration number 1996/010708/07;

1.2.4 "business day" - any day on which registered commercial banks in the Republic of South Africa transact banking business;

1.2.5 "business sale agreement" - the written sale of business agreement to be entered into between the borrower, the lenders and Overberger Country Hotel & Spa (Proprietary) Limited at more or less the same time as the conclusion of this agreement;

1.2.6 "capital" - the total amount to be lent and advanced by each of the lenders to the borrower in terms of this agreement, being an amount of R15 000 000 (ie an aggregate amount of R30 000 000);

1.2.7 "Century" - Century Casinos Africa (Proprietary) Limited, a private company with limited liability duly incorporated in the Republic of South Africa, with registration number 1996/010501/07;

1.2.8 "Century Inc." - Century Casinos Inc. a company incorporated in the United States of America, being the ultimate holding company of Century;

1.2.9 "loan" - the loan to be made by each of the lenders to the borrower in terms of this agreement;

1.2.10 "prime rate" - the publicly quoted annual prime/base rate of interest levied from time to time by the commercial bankers of Century Casinos Inc in the USA on the unsecured overdrawn current accounts of its most favoured corporate customers in the private sector (as certified by any manager of that bank, whose authority and/or Appointment and/or qualifications need not be proved);

1.2.11 "properties" - the fixed properties to be transferred to the borrower in terms of and pursuant to the business agreements;

1.2.12 "rental enterprise sale agreement" - the written sale of a rental enterprise agreement to be entered into between the borrower, the lenders and Caledon Hotel Spa and Casino Resort (Proprietary) Limited at more or less the same time as the conclusion of this agreement;

1.2.13 "signing date" - the date that this agreement is signed by the party signing last in time;

1.2.14 "subscription agreement" - the written subscription agreement to be entered into between the borrower and the lenders at more or less the same time as the conclusion of this agreement;

1.2.15    "suspensive  conditions"  -  the  suspensive conditions set out in 3;

1.2.16 "COIL" - Caledon Overberg Investments (Proprietary) Limited, a private company with limited liability duly incorporated in the Republic of South Africa, with registration number 96/06728/07;

1.2.17    "lender"  -  COIL  and/or  Century,  as  the  context  may  indicate;

1.2.18 "the business agreements" - the rental enterprise agreement and the business sale agreement;

1.2.19 "advance date" - the Century advance date and/or the COIL advance date, as the context may indicate;

1.3 any reference to any statute, regulation or other legislation shall be a reference to that statute, regulation or other legislation as at the signature date, and as amended or substituted from time to time;

1.4 if any provision in a definition is a substantive provision conferring a right or imposing an obligation on any party then, notwithstanding that it is only in a definition, effect shall be given to that provision as if it were a substantive provision in the body of this agreement;

1.5 where any term is defined within a particular clause other than this 1, that term shall bear the meaning ascribed to it in that clause wherever it is used in this agreement;

1.6 where any number of days is to be calculated from a particular day, such number shall be calculated as excluding such particular day and commencing on the next day. If the last day of such number so calculated fails on a day which is not a business day, the last day shall be deemed to be the next succeeding day which is a business day;

1.7 any reference to days (other than a reference to business days), months or years shall be a reference to calendar days, months or years, as the case may be;

1.8 any term which refers to a South African legal concept or process (for example, without limiting the aforegoing, winding-up or curatorship) shall be deemed to include a reference to the equivalent or analogous concept or process in any other jurisdiction in which this agreement may apply or to the laws of which a party may be or become subject;

1.9 the use of the word "including" followed by a specific example/s shall not be construed as limiting the meaning of the general wording preceding it and the eiusdem generis rule shall not be applied in the interpretation of such general wording or such specific example/s.

The terms of this agreement having been negotiated, the contra proferentem rule shall not be applied in the interpretation of this agreement.

2         INTRODUCTION

2.1 The borrower wishes to borrow money from the lenders and the lenders have agreed to make such funds available to the borrower on the terms and conditions set out herein.

2.2 This loan agreement sets out the terms and conditions on which the loans will be made by the lenders to the borrower.

3         SUSPENSIVE  CONDITIONS

3.1 This agreement, in its entirety, is subject to the suspensive conditions that -

3.1.1 the subscription agreement is signed by the parties thereto contemporaneously with the execution of this agreement;
3.1.2 the business agreements are signed by the parties thereto contemporaneously with the execution of this agreement.

3.2 The suspensive conditions are stipulated for the benefit of the lenders who shall jointly be entitled, in writing only, to waive fulfillment of same or to extend the date by which they or any of them is to be fulfilled.

3.3 If any of the suspensive conditions is not fulfilled and is not waived, then this agreement shall automatically lapse and be of no further force or effect and -

3.3.1 to the extent that this agreement may have been partially implemented, the parties shall be restored to the status quo ante, which will specifically be deemed to include
          (but not be limited to) the borrower repaying any and all amounts already advanced to it by the lender together with interest thereon in accordance with 5, which payment shall be effected forthwith, but in any event by no later than a date three days after the date on which this agreement has so lapsed; and

3.3.2 no party shall have any claim against the other arising out of or in connection with this agreement save in terms of 3.3.1.

3.4 The parties undertake to take all reasonable steps as expeditiously as possible in order to ensure fulfillment of the suspensive conditions and to give effect to the provisions of this clause 3.

4         LOAN  AND  ADVANCE  OF  CAPITAL

4.1 Century hereby undertakes to lend and advance R15 000 000 (fifteen million rands to the borrower in the manner set out in 4.3 and otherwise on the terms and conditions set out in this agreement, and the borrower hereby accepts such loan.

4.2 COIL hereby undertakes, in accordance with the provisions of the business agreements, to lend and advance R5 500 000 to the borrower in the manner set out in 4.3 and otherwise on the terms and conditions set out in this agreement, and the borrower hereby accepts such loan.

4.3. On the Century advance date, Century shall advance to the borrower the capital, and on the COIL advance date COIL shall advance to the borrower R5 500 000 (five and one half million rand), provided that as at such advance dates -

4.3.1 the subscription agreement, the rental enterprise sale agreement and the business sale agreement are of full force and effect;

4.3.2 the borrower is not in breach or default of any of its obligations in terms of this agreement and/or any of the agreements referred to in 4.2.1;

4.4 All warranties and representations set out herein are true and correct and are not misleading in any way and the borrower is not in breach of any such warranty and/or representation.

4.5 The loan and any amount outstanding in terms thereof shall under all circumstances be denominated in, the capital be advanced and made available as and all repayments be effected in South African Rand.

4.6 COIL hereby represents to the other parties that, as at the signature date and as certified by the certificate issued by COIL's auditors dated 30 March 2000, COIL has already lent and advanced an amount of R9 500 000 to the borrower (to which loan the terms and conditions of this agreement shall also apply) and, accordingly, once the advance referred to in 4.2 has been made, the borrower shall be indebted to COIL in an aggregate amount of R15 000 000.

5         INTEREST

5.1 The capital outstanding from time to time (together with an interest that may have accrued thereon from time to time) shall bear interest, as from the advance dates to the date of actual repayment in full, at such interest rate as the parties may from time to time agree upon in writing, provided that the interest rate shall in no circumstances be lower than the prime rate plus 2%.

5.2       The  interest  referred  to  in  5.1  shall  -

5.2.1 be calculated monthly in arrear on the capital amount and all previously accrued interest outstanding as at; and

5.2.2 to the extent not paid in terms of 6.1.1, be capitalised and compounded monthly in arrear on, the last day of each end every calendar month commencing with the month in which the advance date falls.

6         REPAYMENT

6.1       Subject  to  9  -

6.1.1 an amount equal to 30% of the interest accruing in terms of 5 during any month (or such higher minimum amount as the parties may from time to time agree upon in writing) shall be paid by the borrower to the lender on the last day of each and every calendar month commencing with the month in which the advance date falls; and

6.1.2 the capital outstanding (together with all interest that may have accrued thereon from time to time in terms of 5 and that is not paid in terms of 6.1.1) shall be credited to the lender's loan account in the books of the borrower and shall be repaid by the borrower to the lender within five business days after receipt by the borrower of written demand thereof or by the lender.

6.2 The amounts due to the lender in terms of this agreement shall notwithstanding anything to the contrary herein contained, be repaid on the granting of an order (whether provisional or final) of liquidation or judicial management of the borrower.

6.3 Should the borrower fail to make full or timeous payment of any amount due in terms of this agreement on the due date, it shall pay penalty interest on the unpaid amount, calculated from the due date to the date on which the unpaid amount is actually paid in full at a rate of 2% above the publicly quoted annual prime rate of interest levied from time to time by the lender's commercial bankers in Cape Town on the unsecured overdrawn current accounts of its most favoured corporate customers in the private sector (as certified by any manager of that bank, whose authority and/or appointment and/or qualifications need not be proved), which penalty interest shall be calculated, capitalized and compounded monthly in arrear.

6.4 Should the borrower be required by law to effect any payment in terms of this agreement subject to the deduction or withholding of any amount -

6.4.1     the borrower shall forthwith notify the lender thereof in writing; and

6.4.2 the amount payable by the borrower in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary so as to ensure that, after the making of the relevant deduction or withholding (and taking into account any further deduction or withholding on the increased payment), the lender receives and retains (ties from any liability In respect of any such deduction or withholding) a net sum equal to the amount which it would have received and so retained had no such deduction or withholding been made or required to be made;

6.4.3 the borrower shall pay the full amount so required to be deducted or withheld to the relevant authority or other entity concerned within the time allowed for such payment under applicable law end shall deliver to the lender, within ten days after having made such payment, an original receipt (or a certified copy thereof) issued by such authority or other entity evidencing the payment to such authority or other entity of all amounts so required to be deducted or withheld.

7          PAYMENTS

7.1 All payments made by the borrower to the lender in terms of the provisions of this agreement shall be made in cash, without the cost of the transfer of funds in the Republic of South Africa and without deduction or set-off whatsoever, in South African Rand -

7.1.1 by way of a bank draft payable to the lender or its order and drawn on a registered bank in the Republic of South Africa; or

7.1.2 if so elected by the lender, by payment directly into the bank account of the lender or its nominee, in accordance with the written payment instructions of the lender.

7.2 Where any payment due to be made by the borrower to the lender in terms of this agreement falls due on a day which is not a business day, then such payment shall be made on the last business day preceding such day.

8           REPRESENTATIONS  AND  WARRANT1ES

8.1 The borrower hereby represents and warrants to the lender and this agreement is accordingly based thereon that, as at the signature date and as at the date this agreement become effective -

8.1.1 it is validly incorporated and existing as a private company in the Republic of South Africa;

8.1.2 it has the necessary legal capacity to enter into and perform its obligations under this agreement and has taken all necessary corporate and/or internal action to authorize the execution arid performance of this agreement;
8.1.3 in the execution of this agreement and the performance by it of its obligations hereunder, it will not contravene any law or regulation to which the borrower is subject or any provision of the memorandum and/or articles of association of the borrower;

8.1.4 no litigation or administrative proceedings before any court or governmental authority is pending or threatened against the borrower or any of its assets;

8.1.5 all financial and other information furnished by it to the lender and/or pertaining to it and furnished to the lender, whether in terms of or pursuant to this agreement or otherwise, is true, correct and not misleading in any way whatsoever;

8.1.6 it is fully solvent, is in a position to pay its debts and other obligations as and when they fall due in the normal course of business and that there has been no material adverse change in the financial position of the borrower since the date of the last financial information furnished to the lender;

8.1.7 it has disclosed to the lender in writing all facts and circumstances which could reasonably be regarded as material to the lender in entering into this transaction.

8.2         The  parties  hereby  agree  that  -


8.2.1 the warranties shall also be deemed to be representations and undertakings by the borrower in favour of the lender;

8.2.2 each warranty shall also conclusively be deemed to be a representation of fact inducing the lender to enter into this agreement and to advance money to the borrower hereunder;

8.2.3       each  warranty  shall  be  deemed  to  be  material;
8.2.4 insofar as any of the warranties is promissory or relates to a future event, same shall be deemed to have been given as at the due date for fulfillment of the promise or for the happening of the event, as the case may be;

8.2.5 each warranty shall be a separate warranty and in no way be limited or restricted by reference to or inference from the terms of any other warranty; and

8.2.6 all matters are warranted and all warranties shall be deemed to have been given as at the signing date and as at the advance date.

9           BREACH

            If any of the following events, each of which shall be severable and distinct from the others of them, shall occur, namely if -

9.1 the borrower commits an act which would be an act of insolvency mutates mutandis within the meaning of section 8 of the Insolvency Act, 1936, as amended, had it been committed by a natural person; or

9.2 the borrower commits a breach of any term or condition of this agreement; or

9.3     -   the  borrower  defaults  in  the due payment of any amount payable under this  agreement;  or

9.4 any asset of the borrower is attached under writ of execution; or

9.5 the borrower is provisionally or finally, and whether voluntary or compulsory, placed under judicial management or wound up or deregistered; or

9.6 the borrower enters into a compromise, composition or arrangement with its creditors, or any major creditors; or

9.7 the borrower ceases to carry on its business in a normal and regular manner or materially changes the nature of its business; or
9.8 the performance of either party's obligations in terms of this agreement becomes illegal; or
9.9 any of the representations and/or warranties made and repeated by the borrower in terms of this agreement is untrue or is misleading; or

9.10 the borrower commits a breach of any term or condition or defaults on any of its obligations in terms of any other agreement to which it is a party; or

9.11 the subscription agreement and/or the rental enterprise sale agreement and/or the business sale agreement be cancelled or terminated for any reason whatsoever, and should such event be incapable of remedy in the reasonable opinion of the lender (which shall, without limitation, be deemed to be the position if the event is one envisaged in 9.1, 9.4, 9.5 and/or 9.6), or should such event be capable of remedy and the borrower should fail to remedy or procure the remedy of the same in the case of non-payment of any amount within three days after receipt of written notice thereof, or in the case of any other breach that can be remedied, within ten days after receipt of written notice thereof (or such longer period as the lender may reasonably consider necessary in the circumstances), then in any of the aforesaid events, the lender shall have the right, without prejudice to any other rights which may be available to it in terms of this agreement or in law, to immediately claim repayment of the capital together with all accrued but unpaid interest, costs and other losses flowing from the relevant event and the borrower shall make much payment. In addition thereto, the lender shaIl be entitled (but not obliged) to terminate and cancel (without incurring any liability on its part by doing so) the subscription agreement, the property sale agreement and the business sale agreement on written notice to such effect to all the other parties thereto.

10          CERTIFICATE  OF  INDEBTEDNESS

            A certificate under the hand of any director (whose appointment it shall not be necessary to prove) for the time being of the lender as to any indebtedness of the borrower under or in terms of or to any other fact relating to or connected with this agreement shall be prima facie proof of the borrower's indebtedness, or such other fact stated therein for the purpose of provisional sentence or other judgment proceedings.

11          INFORMATION  ABOUT  THE  BORROWER

11.1 As long as the borrower is indebted in any way to the lender, the borrower shall furnish the lender with all audited financial statements of the borrower and/or with such other management accounts or information in respect of the borrower as may be required by the lender from time to time.

11.2 The borrower hereby warrants that all Information supplied or to be supplied to the lender by the borrower concerning the borrower's business and financial position is and will be true and correct in all respects.

12          RENUNCIATION  OF  BENEFITS

            The borrower hereby expressly waives and renounces the legal benefits and exceptions of non causa debiti, errore calculi and revision of accounts and acknowledges itself to be fully aware of the meaning and effect of those benefits and exceptions and the renunciation thereof.

13          DOMICILIUM  AND  NOTICES

13.1        The  parties choose domicilium citandi et executandi
            ("domicilium") for all purposes relating to this agreement, including the giving of any notice, the payment of any sum, the serving of any process, as follows -

13.1.1      the  borrower     physical        -   1  Nerina  Street
                                                  Caledon
                              facsimile       -   028-214  1270

13.1.2      the  purchaser     physical       -   1  Nerina  Street
                                                  Caledon
                               facsimile      -   028-214  1270

13.1.3      Century  Inc.      physical       -   200 - 220 East Bennett
                                                  Avenue
                                                  Cripple  Creek
                                                  Colorado,  CO  80813
                                                  USA
                               facsimile      -    091  719  689  9700

13.1.4      COIL               physical       -   1  Nicol  Street
                                                  Gardens
                               facsimile      -   021-418  9288

13.1.5      Century            physical       -   c/a  Werksmans
                                                  Attorneys
                                                  22  Girton  Road
                                                  Parktown
                                                  Johannesburg
                               facsimile      -   011-484  3100

13.2 Any party shall be entitled from time to time, by giving written notice to the others, to vary its physical domicilium to any other physical address (not being a post office box or poste restante) within the Republic of South Africa and to vary its facsimile domicilium to any other facsimile number.

13.3 Any notice given or payment made by any party to another ("addressee") which is delivered by hand between the hours of 09:00 and 17:00 on any business day to the addressee's physical domicilium for the time being shall be deemed to have been received by the addressee at the time of delivery.

13.4 Any notice given by any party to another which is successfully transmitted by facsimile to the addressee's facsimile domicilium for the time being shall be deemed (unless the contrary is proved by the addressee) to have been received by the addressee on the day immediately succeeding the date of successful transmission thereof.

13.5 This 13 shall not operate so as to invalidate the giving or receipt of any written notice which is actually received by the addressee other than by a method referred to in this 13.

13.6 Any notice in terms of or in connection with this agreement shall be valid and effective only it in writing and if received or deemed to be received by the addressee.

14          GENERAL

14.1 This agreement constitutes the sole record of the agreement between the parties in relation to the subject matter hereof. Neither party shall be bound by any express, tacit or implied term, representation, warranty, promise or the like not recorded herein. This agreement supersedes and replaces all prior commitments, undertakings or representations, whether oral or written, between the parties in respect of the subject matter hereof.

14.2 No addition to, variation, novation or agreed cancellation of any provision of this agreement shall be binding upon the parties unless reduced to writing and signed by or on behalf of the parties.

14.3 No indulgence or extension of time which either party may grant to the other shall constitute a waiver of or, whether by estoppel or otherwise, limit any of the existing or future rights of the grantor in terms hereof, save in the event and to the extent that "the grantor has signed a written document expressly waiving or limiting such right.

14.4 Without prejudice to any other provision of this agreement, any successor-in-title, including any executor, heir, liquidator, judicial manager, curator or trustee, of either party shall be bound by this agreement.

14.5 The signature by either party of a counterpart of this agreement shall be as effective as if that party had signed the same document as the other party.

14.6 Century Inc. hereby undertakes to procure that Century will fulfil its obligations to lend and advance to the borrower the amount referred to in 4.1.

15          COSTS

15.1 The borrower shall bear and pay all costs of and incidental to the negotiating, drafting, preparing and implementing of this agreement and the transactions set out herein.

15.2 All legal costs, charges and disbursements incurred by the lender in successfully enforcing or defending any of the provisions of this agreement or any claim for advances or payments pursuant to this agreement or any claim or action hereunder shall be paid by the borrower on a scale as between an attorney and his own client.

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Signed  at  CapeTown  on  March  31,  2000
for  Century  Casinos  Africa  (Proprietary)  Limited
/s/      James  Forbes
who  warrants  that  he  is  duly  authorised  hereto

Signed  at  CapeTown  on  March  31,  2000
for  Caledon  Casino  Bid  Company  (Proprietary)  Limited
/s/      Leon  Fortes
who  warrants  that  he  is  duly  authorised  hereto

Signed  at  CapeTown  on  March  31,  2000
for  Caledon  Overberg  Investments  (Proprietary)  Limited
/s/      Leon  Fortes
who  warrants  that  he  is  duly  authorised  hereto

Signed  at  CapeTown  on  March  31,  2000
for  Century  Casinos  Inc.
/s/      James  Forbes
who  warrants  that  he  is  duly  authorised  hereto

                                       12
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